UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2006

The Warnaco Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware 001-10857 95-4032739
(State or other jurisdiction of incorporation) (Commission File Number) (IRS Employer Identification No.)

501 Seventh Avenue, New York, New York 10018
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 287-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 10, 2006, The Warnaco Group, Inc. issued a press release announcing selected preliminary results for 2005 and commenting on the Company's outlook for 2006. A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Item 2.02 of Form 8-K. The information contained in the press release is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(c)	Exhibits
	99.1	Press Release, dated January 10, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WARNACO GROUP, INC.

Date: January 10, 2006	By:	/s/ Lawrence R. Rutkowski

Name:    Lawrence R. Rutkowski

Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release, dated January 10, 2006